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                          STREETTRACKS(R) SERIES TRUST

                            SPDR(R) O-STRIP ETF (OOO)

                        Supplement Dated August 25, 2006
                      To Prospectus Dated October 31, 2005

SSgA Funds Management, Inc., the Trust's investment adviser, announced today that it would close the SPDR(R) O-Strip ETF (the "Fund") to new investment on September 14, 2006. The Fund will be liquidated on September 20, 2006. Shareholders of record remaining on September 20, 2006 will receive cash at the net asset value of their shares as of September 20, 2006, which will include any capital gains and dividends as of this date. Such payment should be made on September 25, 2006. The Fund's Board of Trustees decided to close the Fund as part of an ongoing business review.

September 13, 2006 will be the last day of trading in the Fund on the American Stock Exchange. The American Stock Exchange will halt trading in the Fund before the open of trading on September 14, 2006. From September 14, 2006 through September 20, 2006, the Fund will be in the process of closing down and liquidating its portfolio, and which will result in the Fund not tracking its Index and its cash holdings increasing which may not be consistent with the Fund's investment objective and strategy.

Shareholders may sell their holdings prior to September 14, 2006, incurring a transaction fee from their broker-dealer. From September 14, 2006 through September 20, 2006, shareholders may be able to sell their shares to certain broker-dealers, but there can be no assurance that there will be a market for the Fund. All shareholders remaining on September 20, 2006 will receive the value of their shares as of September 20, 2006 which will include any capital gains and dividends into the cash portion of their brokerage account. While Fund shareholders remaining on September 20, 2006 will not incur transaction fees, the NAV of the Fund will reflect the costs of closing the Fund.

Shareholders can call 1-866-S-TRACKS (1-866-787-2257) for additional information.